UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report): ________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On December 21, 2004, the Audit Committee of the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association) dismissed the firm of KPMG LLP as the company’s independent auditors.

     The reports of KPMG on Fannie Mae’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period from January 1, 2002 through December 21, 2004, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in its report. On December 22, 2004, Fannie Mae filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting that the Audit Committee of the Board of Directors of Fannie Mae had concluded that Fannie Mae’s previously filed interim and audited financial statements and the independent auditor’s reports thereon for the periods from January 2001 through the second quarter of 2004 should no longer be relied upon because such financial statements were prepared applying accounting practices that did not comply with generally accepted accounting principles.

     On September 20, 2004, the Office of Federal Housing Enterprise Oversight (“OFHEO”) delivered its report to Fannie Mae’s Board of Directors of its findings to date of the agency’s special examination. Among other matters, the OFHEO report raised a number of questions and concerns about Fannie Mae’s accounting policies and practices with respect to Financial Accounting Standard No. 91, Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases (“FAS 91”) and Financial Accounting Standard No. 133, Accounting for Derivative Instruments and Hedging Activities (“FAS 133”), management integrity, and the effectiveness of internal controls. With respect to FAS 91 and FAS 133, Fannie Mae requested the Office of the Chief Accountant (“OCA”) of the SEC to review Fannie Mae’s application of these standards for consistency with generally accepted accounting principles. As disclosed in a Form 8-K filed with the SEC on December 16, 2004, OCA determined that Fannie Mae’s application of FAS 91 and FAS 133 did not comply in material respects with the accounting requirements of those standards. In addition, a special committee of Fannie Mae’s Board of Directors engaged the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”) to review the allegations detailed in OFHEO’s report and related matters.

     As a result of the OFHEO report and the Paul Weiss review, KPMG notified Fannie Mae that it was expanding the scope of the procedures for its review of Fannie Mae’s interim financial statements for the quarter ended September 30, 2004, and its audit of the annual financial statements for the year ending December 31, 2004 and internal control over financial reporting as of December 31, 2004. With respect to the quarter ended September 30, 2004 and its audit of the financial statements for the year ending December 31, 2004 and management’s assessment of internal control over financial reporting as of December 31, 2004, KPMG notified Fannie Mae that KPMG would require the completion of Paul Weiss’ review related to accounting, internal control, and financial reporting matters (including all management integrity and related allegations), and discussions and review of materials pertaining to Fannie Mae’s internal review of its accounting policies and practices. KPMG also indicated that they would perform additional procedures related to items raised in the OFHEO report. In addition, KPMG notified Fannie Mae that the completion of its review of the restated financial statements for the quarters ended March 31, 2004 and 2003 and June 30, 2004 and 2003, and the completion of the audit procedures related to the restatement of the financial statements for the years ended December 31, 2003, 2002 and 2001, would require the completion of the same procedures addressed in the immediately preceding sentence. Due to the dismissal of KPMG, KPMG was unable to complete the additional procedures described above.

     KPMG also notified the company that there existed strong indicators of material weaknesses in internal control over financial reporting, which included OFHEO’s determination of weaknesses in such controls, OCA’s determination that Fannie Mae’s application of FAS 91 and FAS 133 did not comply in material respects with the accounting requirements of those standards, and observed deficiencies in Fannie Mae’s process of closing its accounting records for the quarter ended September 30, 2004 that resulted in post-closing entries to the interim financial information. Fannie Mae recorded those entries prior to the release of estimated operating results in Fannie Mae’s Form 12b-25 filed with the SEC on November 15, 2004. In addition, in connection with KPMG’s incomplete audit of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and related SEC rules, KPMG communicated to Fannie Mae numerous observations on our internal controls. Fannie Mae is assessing the observations to determine which observations are deficiencies and whether any deficiencies constitute significant deficiencies or material weaknesses, either individually or in the aggregate. Due to the dismissal of KPMG, KPMG is unable to complete its review of the financial statements for the quarter ended September 30, 2004 and its audit of Fannie Mae’s internal control over financial reporting.

     The Audit Committee of the Board of Directors has discussed the above matters with KPMG. Fannie Mae has authorized KPMG to respond fully to inquiries of Fannie Mae’s successor independent auditor concerning the above matters.

     Fannie Mae has requested KPMG to furnish it a letter addressed to the SEC stating whether KPMG agrees with the above statements. A copy of that letter, dated December 28, 2004, is filed as Exhibit 99.1 to this Form 8-K.

     Fannie Mae is actively seeking to engage a successor independent auditor as soon as practicable.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By                /s/ Ann M. Kappler
                    Ann M. Kappler
                    Executive Vice President and General Counsel

Date: December 28, 2004

EXHIBIT INDEX

     The following exhibit is submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Letter from KPMG LLP, dated December 28, 2004